                             TCW GALILEO FUNDS, INC.

                      865 South Figueroa Street, Suite 1800

                          Los Angeles, California 90017

                                 (800) FUND TCW

                                THE GALILEO FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000

                           As Supplemented April 20, 2000

                        ---------------------------------


This  Statement  of  Additional  Information  is not a  prospectus  but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date which describes TCW Galileo Money Market Fund; TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Funds, TCW Galileo Mortgage-Backed Securities Fund, TCW Galileo Total Return Mortgage-Backed Securities Fund (collectively, the "Bond Funds"); TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Convertible Securities Fund, TCW Earnings Momentum Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Small Cap Value Fund, TCW Galileo Value Opportunities Fund, TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund ("collectively, the "Equity Funds"); and TCW Galileo Emerging Markets Income Fund. Each Fund offers two classes of shares, Institutional Class I shares and Class N shares. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Company's Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

INVESTMENT PRACTICES......................................................1


RISK CONSIDERATIONS......................................................20


INVESTMENT RESTRICTIONS..................................................36


DIRECTORS AND OFFICERS OF THE COMPANY....................................38


INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS..........................42


DISTRIBUTION OF COMPANY SHARES...........................................45


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................46


ADMINISTRATION AGREEMENT.................................................49


CODE OF ETHICS...........................................................49


DETERMINATION OF NET ASSET VALUE.........................................49


HOW TO BUY AND REDEEM SHARES.............................................49


HOW TO EXCHANGE SHARES...................................................50


PURCHASES-IN-KIND........................................................50


DISTRIBUTIONS AND TAXES..................................................51


INVESTMENT RESULTS.......................................................54


ORGANIZATION, SHARES AND VOTING RIGHTS...................................57


TRANSFER AGENT AND CUSTODIANS............................................58


INDEPENDENT AUDITORS.....................................................58


LEGAL COUNSEL............................................................58


FINANCIAL STATEMENTS.....................................................58

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Fund, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments, although the Bond Funds, Equity Funds and Emerging Markets Income will generally do so for defensive or temporary purposes only. These instruments include, but are not limited to:

U.S.  Government  Securities.
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Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.
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     (All Funds except Money Market) Obligations including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

     (Money Market Fund) U.S. dollar denominated instruments issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, their subsidiaries and their London branches. Such bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation;

     Eurodollar Certificates of Deposit. (All Funds) Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

Obligations of Savings Institutions.
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     (All Funds) Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

Fully  Insured  Certificates  of Deposit.
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     (All Funds except Money Market) Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.
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     The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, the security is determined by the Adviser to be of comparable quality.

World Bank Securities.
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     (Money Market Fund) Obligations of the International Bank for Reconstruction and Development, also known as the World Bank (these obligations are supported by subscribed but unpaid commitments of member countries, and there is no assurance that these commitments will be undertaken or complied with in the future).

Money Market Mutual Funds.
-------------------------

     (All Funds) Shares of United States money market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

Other Short-Term  Obligations.
-----------------------------

     (All Funds). Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would inure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, any Bond Fund, Equity Fund or Emerging Markets Income may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. Emerging Markets Income and the Bond and Equity Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies Available to Money Market, Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities)

Options. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

Covered Call Writing. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) are permitted to write covered call options on securities and (for the Equity Funds, except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities and, for the Bond Funds, Core Fixed Income and Emerging Markets Income) on the U.S. dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, a Fund will hold the Treasury bills in a segregated account with its custodian, so that they will be treated as being covered.

Options on Foreign Currencies. The Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Aggressive Growth Equities, Large Cap Growth, Small Cap Value, Value Opportunities and International Equities)

Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Large Cap Growth, Small Cap Value, Value Opportunities and International Equities) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Large Cap Growth, Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

Strategies Available to High Yield Bond, Emerging Markets Income and the Equity Funds (except International Equities)

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.
v
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies Available to Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities

Sovereign Debt Obligations of Emerging Market Countries. The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in Sovereign Debt of emerging market countries. Political conditions, in terms of a country or agency's willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the Sovereign Debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P.

Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings to such debt.

The ability or willingness of the governments of Mexico and other emerging market countries to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Funds' net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies Available to Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities

Guaranteed Mortgage Pass-Through Securities. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by a Federal Agency or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until the future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Strategies   Available   to   Mortgage-Backed   Securities   and  Total   Return
Mortgage-Backed Securities

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective.

Strategies Available to the Equity Funds (Except Aggressive Growth Equities, Earnings Momentum, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income

Forward  Currency  Transactions.  The Equity  Funds  (except  Aggressive  Growth
Equities, Earnings Momentum, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies Available to the Equity Funds (except International Equities)

Short Sales Against the Box. The Equity Funds (except International Equities) may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

Strategies Available to Asia Pacific Equities, Latin America Equities, Emerging Markets Equities and Emerging Markets Income

Investment in Other Investment Vehicles. Investment in other investment companies or similar investment vehicles may be the sole or most practical means by which a Fund can participate in certain Latin American, Asian and other emerging securities markets or invest in particular industries within those markets. Some of these investment vehicles may be closed-end investment companies which may trade at a discount from their net asset value. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act (see below) and market availability. There can be no assurance that vehicles or funds for investing in certain Latin American, Asian and other Emerging Markets countries will be available for investment, particularly in the early stages of the Fund's operations. In addition, special tax considerations may apply. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charges. As a shareholder in an investment company, the Funds would bear their ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay their own management and advisory fees and other expenses. Under the 1940 Act, the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

Strategies Available to Asia Pacific Equities, Latin America Equities and Emerging Markets Equities

Investment for the Purpose of Acquiring Control. The Asia Pacific Equities, Latin America Equities and Emerging Markets Equities Funds may acquire the securities of wholly-owned subsidiaries in order to facilitate investing in the securities of certain foreign issuers. The tax laws of certain countries impose a capital gains tax on profits derived from securities dispositions. Certain of these countries have double taxation treaties whereby residents of one country are exempt from taxation on their investments in the securities of issuers in another country. The Funds intend to establish wholly-owned subsidiaries in certain foreign countries to take advantage of these double taxation treaties in order to avoid the imposition of various taxes, including capital gains

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility. Certain Galileo Funds are not diversified. Non-diversified Funds are not subject to certain regulatory limits, including limits on the size of their positions in individual issuers. To the extent such funds exceed these limits, they will be more exposed to risks of particular issuers than a diversified fund. Such funds will, however, comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters) behave similarly to leveraged instruments. Generally, such securities contain formulas requiring recalculation of their interest rates in a manner that multiplies the change in a market rate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

Fixed Income Securities

Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

The Equity Funds, Emerging Markets Income and Core Fixed Income are each permitted to invest in securities issued by foreign governments or companies and Convertible Securities and High Yield Bond may invest in securities issued by foreign companies. Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Equity Funds, Emerging Markets
Income and Core Fixed Income are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Fund may not to be able to effectively use them

With respect to Emerging Markets Equities, Emerging Markets Income, Core Fixed Income and Latin America Equities, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries, including Mexico, is not highly developed, and in certain Latin American countries, there may be no such market. If a devaluation of a Latin American currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities, International Equities and Latin America Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many  of  the  currencies  of  emerging   market   countries  have   experienced
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing its investments, the Fund's performance will be worse than if the Fund not make such investment in futures contracts and options on futures contracts.

Options

The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

Special risks are presented by internationally-traded options of the type certain of the Equity Funds, Emerging Markets Income and Core Fixed Income may acquire. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Risks Associated With Lower Rated Securities

The Convertible Securities and High Yield Bond portfolios consist primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Equity Funds may invest in convertible securities and Asia Pacific Equities, Core Fixed Income, Earnings Momentum, Aggressive Growth Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in debt instruments rated below investment grade. Lower rated securities are traded in markets that may be relatively less liquid and subject to greater changes in liquidity than the markets for higher rated securities.

High yield/high risk securities can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield/high risk securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield/high risk securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield/high risk securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield/high risk securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated fixed income security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield/high risk fixed income securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn or increase in interest rates may result in a higher incidence of high yield bond defaults and is likely to have a negative effect on the high yield bond market and on the value of the high yield/high risk bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

The economy and interest rates affect high yield/high risk securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield/high risk bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and the Fund's assets may be more difficult because there is less reliable, objective data available. In addition, the Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. The investments by Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities involves interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Total Return Mortgage-Backed and Mortgage-Backed Securities invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Rating Categories

A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors of the Company, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Bond Fund's and Equity Fund's current policies may not exceed 15% of the Fund's net assets and which under Money Market's current policies may not exceed 10% of the Fund's net assets.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

Options Transactions

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. For example, a portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover can result in increased transaction costs for shareholders. High turnover generally results from the Adviser's effort to maximize return for a particular period.

Brokerage Practices

The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. During the fiscal year ended October 31, 1999, Aggressive Growth Equities, Convertible Securities, Earnings Momentum, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Value Opportunities, Asia Pacific Equities, Emerging Markets Equities, European Equities, International Equities, Japanese Equities and Latin American Equities paid $56,700, $5,760, $18,482, $17,712, $197,130,
$124,109, $36,670, $178,759,  $108,322, $199,055, $371,228, $8,297, $627,925 and
$51,398, respectively, in brokerage commissions for research services.

For the fiscal year ended October 31, 1999, Aggressive Growth Equities, Convertible Securities, Earnings Momentum, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Value Opportunities, Asia Pacific Equities, Emerging Markets Equities, European Equities, International Equities, Japanese Equities and Latin America Equities paid $372,463, $261,448, $220,249, $33,164, $253,309, $326,907, $610,412, $233,315, $414,037, $211,626, $371,228, $8,297,
$656,897 and $54,510, respectively, in brokerage commissions.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Company with respect to the Funds as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 9 and 10 with respect to a Fund may be changed by vote of a majority of the Company's Board of Directors at any time.

Investment policies adopted by the Company are:

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, (b) Core Fixed Income, Mortgage-Backed Securities, Total Return Mortgage-Backed Securities, Latin America Equities and Money Market may each enter into reverse repurchase agreements, (c) Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may utilize mortgage dollar rolls, and (d) each Fund other than Money Market may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of Money Market, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of Money Market, to the purchase of obligations of domestic branches of United States banks. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country, the International Equities Fund may invest more than 25% of the value of its total assets in shares of registered investment companies, the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of Emerging Markets
     Countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and except that Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that each Bond Fund or Equity Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof except that Asia Pacific Equities, Emerging Markets Equities and Latin America Equities may acquire the securities of subsidiaries in order to facilitate investing in the securities of foreign issuers.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of five directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name and Address Principal Occupations and Other Affiliations

Marc I. Stern* (55)                      President and Director, The TCW Group, Inc. (formerly TCW Management
Chairman                                 Company); Chairman, the Adviser; President and Vice Chairman, TCW
865 South Figueroa Street                Asset Management Company; Chairman, TCW Americas Development, Inc.;
Los Angeles, California  90017           Chairman,  TCW London International, Limited and Executive Vice
                                         President, Trust Company of the West.  Chairman, Apex Mortgage Capital,
                                         Inc. (Since October 1997). Director of Qualcomm Incorporated (wireless communications); formerly President of Sun America, Inc. (financial services company).

Alvin R. Albe* (46)                      President  and Director of the Adviser and Executive Vice President
Director and President                   and  Director of TCW Asset  Management  Company and Trust Company of
865 South Figueroa Street                the  West.  Mr.  Albe is also  Executive Vice President of the TCW
Los Angeles, California  90017           Group,  Inc. Prior to joining The TCW Group, Inc. and its affiliates and subsidiaries ("TCW") in 1991, Mr. Albe was President of Oakmont
                                         Corporation, a privately held corporation which administers and manages assets for several families and individuals.

Thomas E. Larkin, Jr.* (59)              President and Director,  Trust Company of the West; Vice Chairman and
Director                                 Director, TCW Asset Management Company;  Executive Vice President and
865 South Figueroa Street                Director,  The TCW Group, Inc.; Vice Chairman of the Adviser;  Member
Los Angeles, California 90017            of the Board of Trustees of the  University  of Notre Dame;  Director
                                         of Orthopedic  Hospital of Los Angeles;  Senior Vice  President,  TCW
                                         Convertible Securities Fund, Inc.

John C. Argue (67)                       Of Counsel,  Argue  Pearson  Harbison &  Myers (law firm);  Director,
Director                                 Avery Dennison  Corporation  (manufacturer of self-adhesive  products
444 South Flower Street                  and office  supplies),  Apex  Mortgage  Capital,  Inc.  (real  estate
Los Angeles, California 90071            investment trust);  Nationwide Health  Properties,  Inc. (real estate
                                         investment   trust)  and  TCW  Convertible   Securities  Fund,  Inc.;
                                         Advisory  Director,  LAACO Ltd.  (owner and operator of private clubs and real estate).

Norman Barker, Jr. (77)                  Former  Chairman of the Board,  First  Interstate  Bank of California
Director                                 and former Vice  Chairman  of the Board,  First  Interstate  Bancorp;
9601 Wilshire Blvd.                      Director,  American Health  Properties,  Inc.,  Bank Plus Corp.,  ICN
Beverly Hills, CA  90210                 Pharmaceuticals, Inc., TCW Convertible Securities Fund, Inc.

Richard W. Call (75)                     Former  President,  The  Seaver  Institute  (a  private  foundation);
Director                                 Director,  TCW  Convertible  Securities  Fund,  Inc.  and The  Seaver
c/o Mayer, Brown & Platt                 Institute.
Counsel to the Independent Directors
1675 Broadway
New York, NY  10019

Matthew K. Fong (45)                     Since 1999 Mr. Fong has been Of Counsel to the Los Angeles  based law
Director                                 firm of  Sheppard,  Mullin,  Richter &  Hamilton.  From 1995 to 1998,
333 South Hope Street                    Mr.  Fong  served as State  Treasurer  for the  State of  California.
Los Angeles, CA  90071                   From  1991 to 1994,  Mr.  Fong was Vice  Chairman  of the  California
                                         State Board of  Equalization,  California's  elected tax agency.  Mr.
                                         Fong is a director of ESS  Technology,  Inc.  and  American  National
                                         Title and  serves as a Regent of  Pepperdine  University  and the Los
                                         Angeles  Children's  Hospital.  Mr. Fong is also a Lt. Colonel in the
                                         U.S. Air Force Reserves.


----------------------
* Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Messrs. Stern Albe and Larkin are officers of the Adviser.

Compensation of Independent Directors

The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

The  following  table   illustrates  the  compensation  paid  to  the  Company's
Independent Directors by the Company for the fiscal year ended October 31, 1999.

Name of Independent Director             Aggregate Compensation From the Company
---------------------------
John C. Argue                                            $40,500
Norman Barker, Jr.                                       $40,500
Richard W. Call                                          $40,500
Matthew K. Fong                                          $19,500

The following table illustrates the total compensation paid to Company's Independent Directors for the calendar year ended December 31, 1999 by the TCW Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Company. TCW Convertible Securities Funds, Inc. is included solely because the Company's Adviser, TCW Investment Management Company also serves as its investment adviser.

                         For Service as Director
                         and Committee Member of       Total Cash Compensation
                          the TCW Convertible            from TCW Galileo Funds,
Name of Independent           Securities               Inc., and TCW Convertible
     Director                 Fund, Inc.                 Securities Fund, Inc.
-------------------      -----------------------      -------------------------
John C. Argue                      $11,250                       $51,750
Norman Barker, Jr.                 $12,750                       $53,250
Richard W. Call                    $12,750                       $53,250

The officers of the Company who are not also directors of the Company are:

                                Position(s) Held           Principal Occupation(s)
   Name and Address             with Company               During Past 5 Years(1)
   ----------------             ----------------           -----------------------

Michael E. Cahill (49)*         Senior Vice                Managing Director, General Counsel and Secretary,
                                President,                 the Adviser, The TCW Group, Inc., Trust Company of
                                General                    the West and TCW Asset Management Company; formerly
                                Counsel                    General Counsel and Senior Vice President
                                and Assistant              of Act III Communications  (media and entertainment
                                Secretary                  business).

Jeffrey Peterson (54)*          Senior Vice President      Managing  Director,  Trust Company of the West, TCW
                                                           Asset Management Company and the Adviser; President,
                                                           TCW Brokerage Services.

Philip K. Holl (50)*            Secretary                  Senior  Vice   President  and   Associate   General
                                                           Counsel,  Trust  Company  of the  West,  TCW  Asset
                                                           Management  Company and the  Adviser;  Secretary to
                                                           TCW Convertible Securities Fund, Inc.

Peter C. DiBona (41)            Treasurer                  Senior Vice  President,  Trust Company of the West,
                                                           TCW Asset Management Company and the Adviser.

------------------------
(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*    Address is 865 South Figueroa Street,  18th Floor, Los Angeles,  California
     90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Company and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company). Robert A. Day may be deemed to be a control person of the Adviser by the virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

The Adviser has retained, at its sole expense, an affiliated company to act as Sub-Adviser to certain of the Funds. TCW London International, Limited (regulated by I.M.R.O.) is a Sub-Adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds. TCW London is a wholly-owned subsidiary of The TCW Group, Inc. (the "Sub-Adviser"). The Sub-Adviser provides its respective Funds with investment advice and portfolio management subject to the overall supervision of the Adviser.


The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

The fee allocable to each Fund is calculated daily by applying the annual management fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. In addition, prior to fiscal year ended October 31, 1998, each Bond and Equity Fund and Emerging Markets Income reimbursed the Adviser for the costs of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its daily net asset value, and preparing its financial statements, in an amount not exceeding $35,000 for the applicable fiscal year (subject to any expense limit described below). Money Market also reimbursed the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets. The total amounts paid, exclusive of any expense reimbursement by the Adviser and payment of any accounting fees by the Funds, for the fiscal years ended October 31, 1997 and 1998 were: Money Market - $592,000 and $678,000; Core Fixed Income - $77,000 and $229,000; High Yield Bond - $1,612,000 and $1,530,000; Mortgage-Backed Securities - $265,000 and $250,000; Total Return Mortgage-Backed Securities - $512,000 and $439,000; Aggressive Growth Equities - $1,090,000 and $1,002,000;
Earnings Momentum - $828,000 and $594,000; Select Equities - $1,628,000 and $1,150,000; Small Cap Growth - $1,290,000 and $1,313,000; Asia Pacific Equities
- $457,000 and $112,000;  Emerging Markets Equities - $623,000 and $327,000; and
Latin America Equities - $754,000 and $313,000. During the fiscal period January 2, 1997 to October 31, 1997 and fiscal year ended October 31, 1998, Convertible Securities paid $198,000 and $237,000, respectively, in advisory fees. During the fiscal period November 3, 1997 to October 31, 1998 Value Opportunities paid $274,000 in advisory fees, European Equities paid $412,000 in advisory fees and Japanese Equities paid $116,000 in advisory fees. During the fiscal period June 3, 1998 to October 31, 1998, Large Cap Growth paid $17,000 in advisory fees, Large Cap Value paid $19,000 in advisory fees and Emerging Markets Income paid $71,000 in advisory fees.

For the fiscal year ended October 31, 1999, the total amounts paid in advisory fees, exclusive of any expense reimbursement by the Adviser, were: Money Market
-  $541,000;  Core  Fixed  Income -  $307,000;  High  Yield  Bond -  $1,553,000;
Mortgage-Backed Securities - $232,000; Total Return Mortgage-Backed Securities - $470,000; Aggressive Growth Equities - $1,384,000; Aggressive Growth Equities - $1,384,000; Convertible Securities - $330,000; Earnings Momentum - $280,000; Large Cap Growth - $97,000; Large Cap Value - $330,000; Select Equities - $1,824,000; Small Cap Growth - $1,706,000; Value Opportunities - $235,000; Asia Pacific Equities - $143,000; Emerging Markets Equities - $212,000; Emerging Markets Income - $464,000; European Equities - $593,000; Japanese Equities - $371,000; and Latin America Equities - $70,000.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Company who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business.

For the fiscal year ended October 31, 1999, the expenses (annualized) paid by the Funds' Class I, as a percentage of their average daily net assets, were:
Money Market - 0.38%, Core Fixed Income - 0.58% (after expense reimbursement); High Yield Bond - 0.90%; Mortgage-Backed Securities - 0.75% (after expense reimbursement); Total Return Mortgage-Backed Securities - 0.69%; Aggressive
Growth Equities - 1.14%; Convertible Securities - 1.03%; Earnings Momentum - 1.46%; Large Cap Growth - 1.30%; Large Cap Value - 0.79%; Select Equities - 0.88%; Small Cap Growth - 1.14%; Value Opportunities - 1.18%; Asia Pacific Equities - 2.03% (after expense reimbursement); Emerging Markets Equities - 2.02% (after expense reimbursement); Emerging Markets Income - 1.01%; European Equities - 1.01%; International Equities - 0.18%; Japanese Equities - 1.04%; and Latin America Equities - 2.20% (after expense reimbursement).

For the fiscal period March 1, 1999, to October 31, 1999, the expenses (annualized) paid by the Funds Class N, as a percentage of their average daily net assets (after expense reimbursement), were: Core Fixed Income - 1.00%; High Yield Bond - 1.30%; Total Return Mortgage-Backed Securities - 1.02%; Aggressive Growth Equities - 1.47%; Large Cap Growth - 1.46%; Large Cap Value - 1.46%; Select Equities - 1.46%; Small Cap Growth - 1.53%; and European Equities - 1.69%.

The Advisory Agreement also provides that each Fund (except for Money Market) will reimburse the Adviser for the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

The Advisory Agreement was approved by each Fund's shareholders on February 10, 1999, and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of assignment.

The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Advisory Agreement and Sub-Advisory Agreements also provides that the Adviser and Sub-Advisers shall not be liable to the Company for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of each class of the Company's shares pursuant to an Amended and Restated
Distribution Agreement ("Distribution Agreement") with the Company which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Company's Board of Directors, by vote of holders of a majority of the Company's shares, or by the Distributor.

The Company offers two classes of shares: Institutional Class I shares and Class N shares. Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowment, foundations, corporations and high net individuals. Class N shares are offered through firms which are members of the National
Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor and other financial intermediaries.

The Company has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (" Rule 18f-3 Plan"). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Company also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options.

For the fiscal period March 1, 1999, to October 31, 1999, the Funds' Class N made the following payments pursuant to the Distribution Plan: Core Fixed Income
- $88; High Yield Bond - $252; Total Return Mortgage-Backed Securities- $17; Aggressive Growth Equities - $2,143; Large Cap Growth - $31; Large Cap Value - $73; Select Equities - $7,658; Small Cap Growth - $347; and European Equities - $224.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N, and by vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was approved by the Company's Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2000, the following owned 5% or more of the outstanding shares of Class I of the following Funds:

Aggressive Growth Equities -- Tifkat, L.P. (8.88%) and Wachovia Bank of NC TTEE Freedom Communications Inc. (6.04%); Convertible Securities -- BNY Western Trust Company Cust. TCW Profit Sharing Trust (5.51%), Buck Foundation (7.91%), Daniel
J. Donohue Living Trust (7.91%), Kings College (9.06%), Maine State Retirement System (10.35%), Seaver Institute (5.65%), City of Tallahassee (6.02%), Transition Zone Horticultural Institute Inc. (5.22%) and Yasuda Fire & Marine Insurance Company of America (8.91%); Earnings Momentum -- State Street Bank TTEE Goldman Sachs Pension Plan (91.17%); Large Cap Growth -- Carpenters Health & Welfare Trust for Southern California (39.16%), G.W. and E.G. Mead Foundation (25.30%), Rosenblatt Family Trust (6.55%) and TCW Capital Investment Corporation (8.31%); Large Cap Value -- Mac & Co. Mutual Fund Operations (15.20%) and Salk Institute (39.14%); Select Equities -- Egleston Children's Hospital (6.93%), Salk Institute (5.36%) and Charles Schwab & Co. Inc. Reinvestment Account (8.76%); Small Cap Growth -- Mac & Co. Mutual Fund Operations (11.09%) and The University of Tennessee (8.18%); Value Opportunities -- BNY Western Trust Company Cust. TCW Profit Sharing Plan (5.43%), G. Fulton Collins III (9.25%), Harold R. Frank Trust (6.00%), Henry Kravis TTEE Raymond & Bessie Kravis Foundation (5.63%), G.W. and E.G. Mead Foundation (6.41%), Norred 1987 Trust (5.96%), Edward D. Robson Trust (7.88%) and Tifkat, L.P. (21.38%); Money Market -- BNY Western Trust Company Cust. TCW Profit Sharing Trust (5.62%), Saxon and Co. (32.82%) and TCW Capital Investment Corporation (11.12%); Core Fixed Income -- Bank of America Cust. Hilton Charitable Remainder Trust (28.84%), Cedars-Sinai Medical Center (10.34%), The Christ Child Society (5.63%), Joseph
B. Gould Foundation (7.58%), G.W. and E.G. Mead Foundation (8.16%) and Saint Johns Health Center Foundation (9.87%); High Yield Bond -- Collins Investments Inc. (5.84%), Maine State Retirement System (23.84%) and City of Tallahassee (10.47%); Mortgage-Backed Securities -- Mac & Co. Mutual Funds Operations
(72.45%), The College Fund/UNCF Endowed Scholarship Fund (9.22%) and United Negro College Fund (5.49%); Total Return Mortgage-Backed Securities -- Bost & Co. Mutual Funds Operations (22.17%), Cedars Sinai Medical Center Defined Benefit Pension Plan (6.13%), Mac & Co. Mutual Funds Operations (33.91%) and St. Vincents Medical Center Foundation (16.49%); Asia Pacific Equities -- Steven Heller (12.20%), Sobrato Development Company (63.38%) and TCW Galileo International Equities Fund (8.99%); Emerging Markets Equities -- Bankers Trust Company TTEE Cravath Swaine & Moore Retirement Plan (5.97%), Bank of America Cust. Hilton Charitable Remainder Trust (20.34%), City of Bay City Police & Fire Retirement System (5.92%), Chase Manhattan Bank Cust. Via Health Pension Plan (8.08%), Fleet National Bank Cust. University of Massachusetts (7.69%), Salk Institute (10.60%), City of Southfield Fire and Police Retirement System (9.89%) and Worcester Polytechnic Institute (12.02%); Emerging Markets Income -- Bank of America Cust. Hilton Charitable Remainder Trust (13.42%), Claremont McKenna College (20.10%), Kresge Foundation (5.91%), Maine State Retirement System (29.18%), University of Pittsburgh (9.33%) and City of Tallahassee (13.23%); European Equities -- Northern Trust Co. Cust. Modern Woodmen of America (15.60%), Salk Institute (5.93%) and TCW Galileo International Equities Fund (57.95%); International Equities -- Barlow Group (7.95%), First Insurance Company of Hawaii (32.56%), Institute of the Americas (6.34%), Northern Trust Co. Cust. Kathleen McCarthy (13.88%) and Salk Institute (32.09%); Japanese Equities -- Bank of America Cust. Hilton Charitable Reminder Trust (41.67%), Ralph C. Stayer (9.67%), TCW Galileo International Equities Fund (25.92%) and Tifkat, L.P. (12.88%); and Latin America Equities -- John Estrada MD Pension Plan Trust (5.34%), Gibson Company Profit Sharing Plan (9.84%), Carla Hills (10.10%), Henry Kravis TTEE Raymond & Bessie Kravis Foundation (21.86%), Charles Schwab & Co. Inc. Reinvestment Account (6.22%), TCW Galileo International Equities Fund (16.24%) and Consuelo Zobel Alger Foundation (8.87%). All communications to these shareholders can be addressed to TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017, Attention: Investor Relations Department.

As of January 31, 2000, the following owned 5% or more of the outstanding shares of Class N of the following Funds: Aggressive Growth Equities -- National Financial Services Corp FBO Customers, 200 Liberty Street, New York, New York 10281 (18.33%) and Charles Schwab & Co. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (55.98%); Large Cap Growth -- Martin and Muriel Jacob, 549 Charles Ave., Kingston, Pennsylvania 18704 (5.62%), D. Jane Rush, P.O. Box 573, Spicewood, Texas 78669 (10.57%), Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (26.17%), Tucker Anthony Inc., 35306 Pabst Road, Oconomowoc Wisconsin 53066
(30.77%), Jeffrey Kelley IRA, 44630 Albert Drive, Plymouth, Michigan 48170 (10.74%) and John McGrath IRA, 15575 Falcon Ridge Court, Colorado Springs, Colorado 80921 (10.16%); Large Cap Value -- Douglas and Lynn Allen, 1240 Lorain Road, San Marino, California 91108 (13.93%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (82.96%); Select Equities -- Resources Trust Company FBO Customers, P.O. Box 3865, Englewood, Colorado 80155 (17.10%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (65.05%); Small Cap Growth -- National Financial Services Corp. FBO Customers, 200 Liberty Street, New York, New York 10281 (11.76%), Resources Trust Company FBO Customers, P.O. Box 3865 Englewood, Colorado 80155 (18.99%), Charles Schwab & Co., Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (42.15%) and Sterling Trust Company FBO Shook National Corp.
Retirement Plan, 1380 Lawrence Street, Denver, Colorado 80204 (5.16%); Core Fixed Income -- Laurence and Esperanza Mahan, 50 W. Portal Avenue, San Francisco, California 94127 (10.80%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94014 (89.19%); High Yield Bond -- Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street, San Francisco, California 94104 (99.24%); Total Return Mortgage-Backed Securities -- Robert Horst, 12 Oaktree Lane, Williamsport, Maryland 21795 (27.94%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (72.03%); and European Equities -- Helen Kilpatrick, 11 Chester Street, London, United Kingdom and Charles Schwab & Co. Inc. 101 Montgomery Street, San Francisco, California 94104 (17.21%).

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company ("Administrator") serves as the administrator of the Company pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Company, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Company's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Company; and preparing the Company's Form N-SAR.

CODE OF ETHICS

The  Adviser  is  subject  to the Code of  Ethics  with  respect  to  investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Company. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

With respect to the Equity Funds that invest in foreign currency or forward foreign exchange contracts, Core Fixed Income and Emerging Markets Income, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause
(a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. See "Dividends, Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as "equalization") would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund's total return. Since there are some unresolved technical tax issues relating to use of equalization by a fund, there can be no assurance that the Internal Revenue Service will agree with the Fund's methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund. It should also be noted that a recent proposal submitted to Congress as part of President Clinton's proposed Budget would (if enacted) limit the use of equalization for taxable years beginning after the date of enactment.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to: (a) taxable dividends and distributions, and,
(b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

INVESTMENT RESULTS

From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

The Bond Funds may quote a 30-day yield figures which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b) + 1)6 - 1]
           ---
           cd

Where:

         a   =    dividends and interest earned during the period.

         b   =    expenses accrued for the period (net of reimbursement).

        c    =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.

         d   =    the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Bond Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The yield of Money Market is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. Money Market may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in Money Market, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

Each Bond Fund's and Equity Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Bond Funds and Equity Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)n `ERV

Where:

         P   =    hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return  [( ERV ) - 1 ]
                           ---
                            P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Investors should recognize that, because the Bond Funds will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Bond Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Bond Funds' securities, thereby reducing the current yields of the Bond Funds. In periods of rising interest rates, the opposite can be expected to occur.

Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bond -- First Boston High Yield Index, Salomon Brothers High Yield Cash Pay Index and Lehman Brothers Government/Corporate Bond Index; High Yield Bond and Core Fixed Income -- Lehman Brothers Aggregate Bond Index; Core Fixed Income and Total Return Mortgage-Backed Securities -- Salomon Brothers Broad Investment Grade Index; Total Return Mortgage-Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage-Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Convertible Securities -- First Boston Convertible Index, NASDAQ Composite and Standard & Poor's 500 w/income; Select Equities -- Standard & Poor's 500; Large Cap Growth -- S&P/BARRA Growth Index; Large Cap Value -- S&P/BARRA Value Index; Small Cap Growth - National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and Russell 2000; Small Cap Value -- Value Line Index and Russell 2000; Earnings Momentum -- Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Aggressive Growth Equities -- Standard & Poor's Midcap 400, Russell Midcap Index, and the Wilshire Midcap Index; Asia Pacific Equities -Morgan Stanley Combined Far East ex Japan Index; Emerging Markets Equities - International Finance Corporation Emerging Markets Equities Total Return Investable Index; Emerging Markets Income -- Emerging Markets Bond Index Plus; European Equities -- Morgan Stanley Capital International European Equities Index; International Equities -- Morgan Stanley Capital International EAFE Index; Japanese Equities -- Morgan Stanley Capital International Japanese Equities Index; Tokyo Stock Exchange First Section Index; Latin America Equities -- Baring Securities Emerging Markets Equities Index, International Finance Corporation Total Return Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; and Money Market -- Donoghue's Money Fund Average and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Fund offers two classes of shares: the Institutional Class shares and the Class N shares. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class. For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all
shareholders  of  record  or  information  as  to  the  approximate   number  of
shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

DST Systems, Inc., P.O. Box 419951, Kansas City, MO 64141-6951, serves as transfer agent for the Fund. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Company. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California 90017

LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The unaudited and audited financial statements for the period ended April 30, 1999 and October 31, 1999, respectively, including the financial highlights, appearing in the Company's Semi-Annual Report and Annual Report to shareholders are incorporated by reference and made a part of this document.

                                   APPENDIX A

Description of S&P and Moody's Ratings

S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.